December 31, 2003



Volumetric Fund, Inc.
A No-Load Mutual Fund



Annual Report 2003






                         Volumetric Fund, Inc.

                               <LOGO>


























                      <LOGO> Volumetric Fund, Inc.



To Our Shareholders:

	Our 25th anniversary year, 2003, was an excellent one. After advancing an impressive 14.1% in the fourth quarter, we ended the year with a total gain of 30.5%, our best annual return since
1991. We closed out 2003, at $18.75, up $4.38 from the NAV of
14.37 at the beginning of the year. (Our year-end NAV was increased by 1 cent from the preliminary $18.74.) We are delighted to report that Volumetric again outperformed all the major market indexes, with the exception of NASDAQ. (However, NASDAQ is still more than 50% below its peak.)


     Returns of Volumetric Fund versus Stock Market Indices in 2003

  Volumetric Fund   S&P 500  NYSE Composite   Dow-Jones      NASDAQ
                     Index       Index       Industrials   Composite
 -------------------------------------------------------------------------

    +30.5%        + 26.4%      + 29.3        + 25.3%       + 50.0%

      The Volumetric Index closed out the year 2003 at $152,246. As you know, the Index measures the value of a hypothetical investment of $10,000 in Volumetric Fund, on January 1, 1979, assuming all dividend distributions were reinvested. Our compounded annual return over the past 25 years, since inception, has been 11.51%, as compared to the NYSE Index that had a 10.37% compounded return during the same period.

OUR "VOLUME AND RANGE" SYSTEM SCORES AGAIN

      Thanks to the introduction of our 'Volume and Range' trading system in September 2000, Volumetric has continued to outperform the stock market for the fourth year in a row. For example, in the past four years we beat the S&P 500 Index by 32.5%, cumulatively, as shown below.

	Volumetric Fund   S&P 500 Index	     Advantage

   2003    + 30.5%         + 26.4%         Volumetric by 4.1%
   2002    - 12.1%         - 23.4%         Volumetric by 11.3%
   2001    -  4.5%         - 13.0%         Volumetric by 8.5%
   2000    -  1.8%         - 10.4%         Volumetric by 8.6%
                                         Total:         32.5%


      As described in our earlier reports, the 'Volume & Range' System uses computer models to manage the Fund's portfolio. The objective of the System is 'growth with protection'; specifically, to match or surpass the growth of the market during bull markets and to provide safety and protection during bear markets. This is achieved by the combination of: 1) cash management; 2) superior stock picking with diversification; and
3) disciplined and automatic selling of a stock when both volume and range trends indicate weakening. We believe that on a risk/return basis Volumetric Fund is one of the best among mutual funds.

FOURTH QUARTER PORTFOLIO CHANGES
	As we mentioned above, our NAV advanced 14.1% during the last quarter of 2003, an outstanding 56.4% annualized rate. This was our best fourth quarter since 1985. The great majority of our stocks reached new 52-week highs. We have reduced our cash from 14.6% on September 30, to 2.7%, as of December 31. The Fund's year-end portfolio includes 80 stocks. Our average stock is up 31%. The three leading percentage gainers are: U.S Steel, up 170%, Scientific Atlanta, up 115% and Titan Corp. up 105%.
 	The following stocks were added to our portfolio in the fourth quarter: ABM Industries, AFLAC, Amerada Hess, Anheuser-Busch, Bellsouth, Brink's, Cadence Design, CIGNA, Conagra, CSX Inc., Dillard's, Inc., First Data, General Electric, ITT Industries, Lilly (Ely) & Co., Parker-Hannifin, Perot Systems, Pfizer, Pride International, Raytheon, Reynolds & Reynolds, Smith International, Steris, Tellabs, Thomas & Betts, Wendy's and Weatheford International.

	The following stocks were sold: Albany International, Albertson's, Blyth, Borland Software, Cabot Corp., Cox Radio, Great Lakes Chemicals, Iomega, Lubrizol, Microsoft, Prepaid Legal Services, Sonoco Products, Southwest Airlines, Steelcase and Westwood One. We also sold half of our position in Scientific Atlanta.

TOP TEN COMMON STOCK HOLDINGS

          At December 31, 2003:


                Market Value     Percentage of Net    Unrealized Gain,
                                   Assets, %
U. S. Steel      $525,300            2.74%                 170.4%
Placer Dome       358,200            1.87                   78.5
McDonald?s        347,620            1.81                   93.8
Tektronix         347,600            1.81                   87.7
Nordstrom         343,000            1.79                   98.8
Titan             333,693            1.74                  105.0
Autodesk          319,540            1.66                   82.8
Hasbro            319,200            1.66                   73.2
Alcoa             304,000            1.58                   67.8
Brunswick         292,836            1.53                   62.6

Top Ten Stocks:$3,490,989           18.19%



OTHER NEWS

	Traditional and Roth IRAs and various other 'no-fee' retirement and pension accounts now represent about 31% of assets invested in Volumetric Fund. Please note: contribution limits have been raised to $3,000 for IRAs since tax-year 2002 and $3,500 if you are 50 or over..

          At the Fund's annual meeting in June, shareholders approved the ratification of our independent auditors: BKD, LLP.
Their opinion appears on page 8 of this report. Also, all nine
Fund directors were re-elected.

   	On he Fund's 25th anniversary date, September 1, 2003, Irene
J. Zawitkowski, a co-founder and Executive Vice President of the Fund, was promoted to President and Portfolio Co-Manager. Gabriel Gibs will remain the Fund's Chairman, Chief Executive Officer
(CEO) and Portfolio Manager. Also, Stephen J. Samitt, Chairman of the Fund's audit committee, was elected by the Board as its financial expert.

UPDATE AND OUTLOOK

      The year of 2004 has started out on the upside for Volumetric and the market. The Fund's NAV has advanced 1.9%, from its opening price of $18.75 to $19.10, as of February 6. Although stocks had a jubilant beginning in early January, they were then negatively affected by a Federal Reserve report on January 27th that hinted interest rates might go up sooner than generally expected. Despite the Fed's announcement, we remain optimistic for the rest of the year. As you know, election years traditionally have been good for the market. This, in combination with an improving economy, record low interest rates, tax cuts on dividends and capital gains and most of all, with the contribution of our stellar 'Volume and Range' system, should provide good growth for Volumetric in 2004.
      Thank you for your continued confidence in Volumetric Fund. Please do not hesitate to call us, if you have any questions. February 7, 2004

      Sincerely,


/s/ Gabriel Gibs                                /s/ Irene J Zawitkowski

Gabriel J. Gibs                                  Irene J. Zawitkowski
Chairman and CEO                                 President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund Versus the New York Stock Exchange Composite Index*
               (From January 1, 1979 to December31, 2003)



YEAR         VOLUMETRIC       NYSE INDEX
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142
2001         $133,167         $113,729
2002         $116,682          $91,211
2003         $152,246         $117,918



Average Annual Total Returns Of Fund(as of 12/31/03)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     +30.48%   +2.53%    + 7.01%     +11.51%
NYSE Comp Index     +29.28%   +1.76%    + 9.63%     +10.37%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distribuions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The NYSE Composite Index is an unmanaged index of all common stocks traded on the NYSE. It is not possible to invest directly in the index.




                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2003     2002     2001     2000     1999
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year  $14.37   $16.79   $18.16   $19.66   $19.25
Income from investment operations:
  Net investment income              (0.11)   (0.09)    0.00     0.04    (0.06)
  Net realized and unrealized
     gains and losses on securities   4.49    (1.88)   (0.79)   (0.38)    1.03
                                     -----    -----    -----    -----    -----
 Total from investment operations     4.38    (1.97)   (0.79)   (0.34)    0.97
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income              0.00    (0.00)    0.00     0.00     0.00
   Capital gains                      0.00    (0.45)   (0.55)   (1.16)   (0.56)
                                     ------   ------   ------   ------   ------
Total distributions                   0.00    (0.45)   (0.58)   (1.16)   (0.56)
                                     ------   ------   ------   ------   ------
Net asset value, end of year         18.75   $14.37   $16.79    $18.16   $19.66
                                    =======  =======  ========  =======  ======
Total return                         30.48  (12.06%)  (4.47%)   (1.76%)   5.19%
                                    =======  =======  =======   =======  ======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)     $19,201   $14,594  $16,808  $18,342  $21,044

Ratio of expenses to average
   net assets                        1.96%    1.96%    1.95%     1.95%    1.90%
Ratio of net investment income to
 average net assets                 (0.70%)  (0.55%)   0.02%     0.21%   (0.32%)
Portfolio turnover rate               152%     329%     221%      248%     232%




*Audited by other accountants              See notes to financial statements






                VOLUMETRIC FUND, INC.
              STATEMENT OF NET ASSETS
                 December 31, 2003

COMMON STOCKS: 97.3%
                                             MARKET
SHARES   COMPANY                             VALUE
        Aerospace/Defense: 2.5%
 3,000  General Dynamics                   $271,170
 6,700  Raytheon                            201,268
                                          ---------
                                           472,438
                                          ---------
        Auto/Auto Parts: 1.0%
 5,900  Genuine Parts                       195,880
                                           ---------
        Banking: 1.3%
 7,700  Banknorth Group                     250,481
        Business/Consumer Services: 5.5%
13,000  ABM Industries                      226,330
10,000  Brink's                             226,100
 5,000  First Data                          205,450
 6,400  Reynolds & Reynolds                 185,920
17,500  ServiceMaster Industries            203,875
                                          ---------
                                          1,047,675
                                          ---------
        Chemicals: 4.3%
 4,000  Air Products & Chemicals            211,320
 7,000  Albemarle                           209,790
 6,300  Sherwin-Williams                    218,862
 3,600  Valspar                             177,912
                                          ---------
                                            817,884
                                          ---------
        Communications: 2.1%
 7,700  Bellsouth                           217,910
22,000  Tellabs*                            185,020
                                          ---------
                                            402,930
                                          ---------
        Computers, Hardware: 1.0%
 2,000  IBM                                 185,360
                                          ---------
        Computers, Software: 3.8%
13,000  Autodesk, Inc.                      319,540
11,500  Cadence Design*                     206,770
15,000  Perot Systems*                      202,200
                                          ---------
                                            728,510
                                          ---------
        Consumer Products: 2.4%
 3,600  Avon Products                       242,964
17,400  Salton*                             227,070
                                          ---------
                                            470,034
        Drugs: 2.0%
 2,800  Lilly, Ely                          196,924
 5,200  Pfizer                              183,716
                                          ---------
                                            380,640
                                          ---------
         Electrical/Electronics: 6.5%
 7,800  Anixter*                            201,864
 7,500  Scientific Atlanta                  204,750
10,000  Thermo Electron*                    252,000
11,000  Thomas & Betts*                     251,790
15,300  Titan*                              333,693
                                          ---------
                                          1,244,097
                                          ---------
        Engineering: 1.4%
 5,500  Jacobs Engineering*                 264,055
                                          ---------
        Financial Services: 3.8%
 6,400  Federated Investors                 187,904
 9,700  First American Corporation          288,769
 5,000  Franklin Resources                  260,300
                                          ---------
                                            736,973
                                          ---------
        Foods/Beverage: 4.4%
 3,600  Anheuser-Busch                      189,648
 9,100  Coca Cola Enterprises               199,017
 8,200  Conagra                             216,398
 8,000  McCormick & Company                 240,800
                                          ---------
                                            845,863
                                          ---------
    Forest Products: 2.4%
 6,500  Boise Cascade                       213,590
 4,000  Temple Inland                       250,680
                                          ---------
                                            464,270
                                          ---------
        Gold: 1.9%
20,000  Placer Dome                         358,200
                                          ---------
        Insurance: 3.3%
 5,500  AFLAC                               198,990
 4,000  CIGNA                               230,000
 4,500  Torchmark                           204,930
                                          ---------
                                            633,920
                                          ---------
         Leisure/Entertainment: 5.3%
  9,200  Brunswick                           292,836
  7,100  Carnival Corp.                      282,083
 17,000  Metro-Goldwin-Mayer, Inc.*          290,530
 15,000  Park Place Entertainment*,**        162,450
                                           ---------
                                           1,027,899
                                           ---------



                                             MARKET
SHARES   COMPANY                              VALUE
         Machinery: 3.9%
 3,800   Deere & Co.                        $247,190
 7,000   Dover Corp.                         278,250
 3,800   Parker Hannifin                     226,100
                                           ---------
                                             751,540
                                           ---------
         Medical/Healthcare: 2.7%
 3,500   Hillenbrand Industries              217,210
11,500   Option Care*                        122,820
 7,900   Steris*                             178,540
                                           ---------
                                             518,570
                                           ---------
         Metals/Steel: 4.3%
 8,000   Alcoa                               304,000
15,000   US Steel                            525,300
                                           ---------
                                             829,300
                                           ---------
         Misc./Diversified: 5.8%
 6,000   General Electric                    185,880
 3,000   ITT Industries                      222,630
15,000   Oakley, Inc.                        207,600
 9,000   Pall Corp.                          241,470
 5,700   Pentair, Inc.                       260,490
                                           ---------
                                           1,118,070
                                           ---------
         Oil/Oil Services: 5.1%
 3,800   Amerada Hess                        202,046
10,000   Pride International*                186,400
 4,800   Smith International*                199,296
 5,800   Unocal                              213,614
 4,800   Weatherford International*          172,800
                                           ---------
                                             974,156
                                           ---------
         Precision Instruments: 2.8%
10,000   OSI Systems*                        192,100
11,000   Tektronix                           347,600
                                           ---------
                                             539,700
                                           ---------
         Publishing: 2.1%
 4,000   Meredith Corp.                      195,240
 4,000   Tribune                             206,400
                                           ---------
                                             401,640
                                           ---------
         Railroads: 2.3%
 6,000   CSX, Inc.                           215,640
10,000   Norfolk Southern                    236,500
                                           ---------
                                             452,140
                                           ---------
         Restaurants: 3.8%
 4,400   IHOP Corp.                          169,312
14,000   McDonald's Corp.                    347,620
 5,500   Wendy's                             215,820
                                           ---------
                                             732,752
                                           ---------
         Retail: 6.7%
10,000   Dillard's Inc.                      164,600
10,000   Longs Drug Stores                   247,400
10,000   Nordstrom                           343,000
 8,300   Radio Shack                         254,644
 6,300   Tiffany & Co.                       284,760
                                           ---------
                                           1,294,404
                                           ---------
         Toys: 1.7%
15,000   Hasbro                              319,200
                                           ---------
         Utilities: 1.2%
11,000   Northeast Utilities                 221,870
                                           ---------

TOTAL COMMON STOCKS:
 (COST      $14,315,222)                  18,680,451
                                          ----------
CASH EQUIVALENTS & RECEIVABLES
       LESS LIABILITIES: 2.7%
   Cash                                       48,705
   JP Morgan Prime Money Market Fund         454,943
   Dividends and interest receivable          17,219
                                           ---------
TOTAL CASH EQUIVALENTS/ RECEIVABLES          520,867
                                           ---------
TOTAL ASSETS                              19,201,318
LIABILITIES:                                      -
                                         -----------
NET ASSETS: 100.0%                       $19,201,318
                                         ===========
VOLUMETRIC SHARES OUTSTANDING              1,024,303
                                           ---------
NET ASSET VALUE PER SHARE                     $18.75
                                           =========
*  Non-income producing security
** Name changed to Caesars Entertainment

 See notes to financial statements






                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2003


INVESTMENT INCOME
  Dividends.........................................$   183,688
  Interest..........................................     17,095
                                                     ----------
     TOTAL INVESTMENT INCOME........................    200,783
EXPENSES
  Management fee (Note 2)...........................    313,292
                                                     ----------
  NET INVESTMENT LOSS ...............................  (112,509)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................    900,577
  Unrealized appreciation of investments
     Beginning of year............... $   716,801
     End of year........................4,365,229
                                      -----------
  Increase in unrealized appreciation..............   3,648,428
                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....   4,549,005
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $ 4,436,496
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2003       12/31/2002
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $ (112,509)         (86,639)
Net realized gain (loss) on investments..........    900,577         (973,627)
Increase (decrease)in unrealized appreciation..... 3,648,428         (969,574)
                                                  ----------        ----------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS............................  4,436,496       (2,029,840)
                                                  ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
Net realized gain on investments.................       ---          (450,385)
CAPITAL SHARE TRANSACTIONS (NOTE 3)..............    170,967          265,853
                                                  ----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS............  4,607,463       (2,214,372)
NET ASSETS:
    BEGINNING OF YEAR............................ 14,593,855       16,808,227
                                                 -----------      -----------
    END OF YEAR................................. $19,201,318      $14,593,855
                                                ============     ============


                   See notes to financial statements









NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.

b) Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required. As of December 31, 2003, the Fund had a net capital loss carryover of $73,051 expiring in 2010. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements. Distributions are taxable to shareholders in the year earned by the Fund. During the two years ending December 31, 2003, the Board of Directors did not declare any distribution. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2003, reclassifications were recorded to decrease capital and to decrease net investment loss by $112,509.

e) Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor.

During 2003, the Fund paid brokerage commissions of $7,627 to Northeast Securities, one of the brokers for the Fund. William P.
Behrens is an officer of that broker and is also a director of the Fund.


3. Capital Share Transactions

At December 31, 2003, there were 2,000,000 shares of $0.01 par value capital stock authorized.

                               Year Ended                 Year Ended
                            December 31, 2003          December 31, 2002
                            Shares       Amount         Shares     Amount
                           --------   ---------        --------  ---------
 Shares sold                44,735    $734,196          39,775   $ 628,660
 Distributions reinvested     ---         ---           27,305     446,436
                           -------    ----------       --------  ---------
                            44,735     734,196          67,080   1,075,096
 Shares redeemed           (35,950)   (563,229)        (52,418)   (809,243)
                           --------  -----------      --------- -----------
 Net increase                8,785    $170,967          14,662    $265,853
                           ========   ==========      ========= ===========






4. Purchases and Sales of Investment Securities

For the year ended December 31, 2003, purchases and sales of securities were $23,701,291 and $21,704,943, respectively. At December 31, 2003, the cost of investments for Federal income tax purposes was $14,315,222. Accumulated net unrealized appreciation on investments was $4,365,229 consisting of $4,380,195 gross unrealized appreciation and $14,966 gross unrealized depreciation.

5. Composition of Net Assets
At December 31, 2003 net assets consisted of:

Net capital paid in on shares of stock................. 14,909,140
Accumulated net unrealized appreciation of securities..  4,365,229
Accumulated net realized loss on investments...........    (73,051)
                                                      -------------
                                                       $19,201,318
                                                      =============

The tax character of the distribution paid during 2002 was entirely from long-term capital gains. As of December 31, 2003, the components of the distributable earnings on a tax basis were the same as the book basis.





INDEPENDENT ACCOUNTANTS' REPORT


Shareholders and Board of Directors of
Volumetric Fund, Inc.
Pearl River, New York


We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2003, and the related statement of operations, statement of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights for Volumetric Fund, Inc. for the periods presented prior to December 31, 2003 were audited by other accountants whose report, dated February 14, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2003 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the years presented in conformity with accounting principles generally accepted in the United States of America.

                 BKD, LLP

January 16, 2003
Kansas City, Missouri




DIRECTORS AND OFFICERS

      The Directors and Officers of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and Officers and is available without charge, upon request, by calling 1-800-541-FUND.


                              Interested Directors


  Director                  Occupation                               Age  Director
                                                                          Since
William P. Behrens         Vice Chairman,Northeast Securities, Inc.   64   1987
Northeast Securities, Inc. since 2001, a member of New York, American
100 Wall Street            and other stock exchanges. Previously, CEO
New York NY 10005          of Investec Ernst  & Company.

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio       67   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Raymond W. Sheridan        Sheridan Raymond Sheridan Financial, Inc., 53   1995
R. Sheridan Financial      President. Insurance and financial
19 E Washington Ave        Services. Mr. Sheridan is also Vice
Pearl River,  NY 10965     President and Treasurer of the Fund.

Irene J. Zawitkowski       President, Co-Founder,Portfolio Co-Manager 50   1978
Volumetric Fund,Inc.       and Secretary of the Fund. Officer in
87 Violet Drive            various capacities since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

Louis Bollag               Member of the Funbd's nominating committee
31 Deerfield Road,         Senior Corporate Account Manager,Albemarle 56   2002
Wyckoff, NJ 07481          Corp., since 2001, a chemical manufacturer.
                           Previously, General Manager of Alumina
                           Chemicals at Alusuisse.

Jeffrey J. Castaldo,       Member of the Fund's nominating commiettee.
J.C. Commercial, Inc.      President J.C. Commercial Inc., a          41   1994
115 Stevens Avenue         commercial real estate and investment
Valhalla, NY 10595         service company.  Previously, Executive
                           Director, Capelli Enterprises.


George Curtis              Member of the Fund's audit committee.      75   2000
1200 Warburton Ave.        Retired in 2002. Formerly President of
Yonkers, NY 10701          CCP Printing, Inc.

Stephen J. Samitt          Chairman of the Fund's audit committee. He 62   1996
87 Violet Drive            is associated with Briggs Bunting &
Pearl River, NY 10965	   Dougherty, LLP certified public
                           accountantsw, since 1997 . Previously
                           Partner, Tait, Weller & Baker a full
                           service public accounting firm.

David L. Seidenberg        Memeber of the Fund's audit committee.     57  1983
SQ Ventures, LLC           President, SQ Ventures, LLC, since 2002.
70 Kinderkamack Road       Previously, Vice President of Davos
Emerson, NJ 07630          Chemical Company from 1972 until 2002.













                  INVESTMENT ADVISOR and TRANSFER AGENT

                       Volumetric Advisers, Inc.
                            87 Violet Drive
                        Pearl River, NY 10965


                              CUSTODIAN

                          JP Morgan Chase
                          1211 6th Avenue
                     New York City, NY 10036


                  IRA AND PENSION ACCOUNTS TRUSTEE

                Delaware Charter Guarantee & Trust Co.
                           P.O. Box 8963
                       Wilmington, DE 19899


                       INDEPENDENT ACCOUNTANTS

                             BKD, LLP
                      120 West 12th Street
                   Kansas City, Missouri 64105



   This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.





























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Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
----------------------
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase
New York, New York

Independent Auditors
--------------------

BKD, LLP
Kansas City, Missouri

Board of Directors
------------------

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
George Curtis
Gabriel J. Gibs, Chairman
Stephen Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Raymond W. Sheridan
    Vice President, Treasurer